      As filed with the Securities and Exchange Commission on December 4, 2000
                                                    Registration No. 333-53147
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -----------------------

                             TRANSMEDIA NETWORK INC.
             (Exact name of registrant as specified in its charter)

                            -----------------------

               Delaware                   11900 Biscayne Boulevard            84-6028875
     (State or other jurisdiction        North Miami, Florida 33181        (I.R.S. Employer
   of incorporation or organization)           (305) 892-3300           Identification Number)

                            -----------------------


                                Gene M. Henderson
                      President and Chief Executive Officer
                             Transmedia Network Inc.
                            11900 Biscayne Boulevard
                           North Miami, Florida 33181
                                 (305) 892-3300
              (Name and address, including zip code, and telephone
               number, including area code, of agent for service)

                            -----------------------

                                   Copies to:
                            Stephen F. Farrell, Esq.
                           Morgan, Lewis & Bockius LLP
                                 101 Park Avenue
                               New York, NY 10178
                                 (212) 309-6000

                            -----------------------

         On May 20, 1998, we filed Registration Statement No. 333-53147 on Form S-3, with the Securities and Exchange Commission relating to the proposed sale of 4,920,509 shares of our common stock. On November 6, 2000, we filed Registration Statement No. 333-49366 on Form S-3 with the Securities and Exchange Commission in which these shares of common stock were covered. We therefore hereby amend the Registration Statement No. 333-53147 to deregister the 4,920,509 shares registered previously under Registration Statement No. 333-53147.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the 4th day of December, 2000.

                                    TRANSMEDIA NETWORK INC.


                                    By: /s/ Gene M. Henderson
                                        ---------------------
                                        Gene M. Henderson
                                        President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of Transmedia Network Inc. In the capacities and on the dates indicated.

                   Signature                             Title                           Date
                   ---------                             -----                           ----
/s/ Gene M. Henderson
-------------------------------
Gene M. Henderson                        President, Chief Executive Officer           December 4, 2000
                                         and Director
                                         (Principal Executive Officer)

/s/ Stephen E. Lerch
-------------------------------
Stephen E. Lerch                         Executive Vice President,                    December 4, 2000
                                         Chief Financial Officer
                                         (Principal Financial and Principal
                                         Accounting Officer)


-------------------------------
William A. Lederer                       Director                                     December  , 2000


       *
-------------------------------
Herbert M. Gardner                       Director                                     December 4, 2000



-------------------------------
F. Philip Handy                          Director                                     December  , 2000



-------------------------------
John A. Ward III                         Director                                     December  , 2000



      *
-------------------------------
George S. Wiedemann                      Director                                     December 4, 2000


/s/ Lester Wunderman
-------------------------------
Lester Wunderman                         Director                                     December 4, 2000


/s/ Sheli Rosenberg
-------------------------------
Sheli Rosenberg                          Director                                     December 4, 2000



*By: /s/ Stephen E. Lerch
     --------------------
      Stephen E. Lerch,
      as Attorney-in-Fact pursuant to the
      Power of Attorney previously
      provided as part of the Registration
      Statement